UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 21, 2005

              CARNIVAL CORPORATION                                  CARNIVAL PLC
 (Exact name of registrant as specified in its      (Exact name of registrant as specified in its
                    charter)                                           charter)

               REPUBLIC OF PANAMA                                 ENGLAND AND WALES
(State or other jurisdiction of incorporation)      (State or other jurisdiction of incorporation)

                   1-9610                                            1-15136
          (Commission File Number)                          (Commission File Number)

                 59-1562976                                        98-0357772
    (I.R.S. Employer Identification No.)              (I.R.S. Employer Identification No.)

           3655 N.W. 87TH AVENUE                                 CARNIVAL HOUSE,
         MIAMI, FLORIDA 33178-2428                             5 GAINSFORD STREET,
         UNITED STATES OF AMERICA                               LONDON, SE1 2NE,
                                                                 UNITED KINGDOM
  (Address of principal executive offices)          (Address of principal executive offices)
                  (Zip code)                                        (Zip code)

         (305) 599-2600                                     011 44 20 7940 5381
     (Registrant's telephone number,                    (Registrant's telephone number,
          including area code)                                including area code)

                 NONE                                                NONE
 (Former name or former address, if                   (Former name or former address, if
      changed since last report)                           changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The disclosure set forth below under Item 2.03 (Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) is hereby incorporated by reference into this Item 1.01.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         Concurrently with the effectiveness of the Facility Agreement described in Item 2.03 below, Carnival Corporation terminated its previously existing US$1.4 billion revolving credit agreement, dated as of June 26, 2001, as amended on November 17, 2003 (the "Terminated Agreement") with a syndicate of financial institutions, including JPMorgan Chase Bank, Bank of America, N.A., BNP Paribas, Citibank, N.A., Unicredito Italiano - New York Branch, Kreditanstal Fuer Weideraufbau and Sun Trust Banks, Inc. The commitment of the lenders to make loans under the Terminated Agreement was scheduled to expire on June 26, 2006. Borrowings under the Terminated Agreement bore interest at USD LIBOR plus a margin, which was subject to change from time to time based on the long-term credit rating of Carnival Corporation. At the time of termination, the margin was 0.20%. The Terminated Agreement also provided for a facility fee of 0.10% per annum. The Terminated Agreement contained customary representations, warranties, covenants and events of default.

         Some of the lenders under the Terminated Agreement and their affiliates have various relationships with Carnival Corporation, Carnival plc and their subsidiaries involving the provision of financial services, including cash management, investment banking and trust services. In addition, Carnival Corporation and Carnival plc have entered into other loan arrangements as well as interest rate swap and foreign currency exchange derivative arrangements with certain of the lenders and their affiliates.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On October 21, 2005, Carnival Corporation, Carnival plc and certain of Carnival plc's subsidiaries entered into a five-year US$1.2 billion, euro 400 million and sterling 200 million multi-currency facility agreement (the "Facility Agreement") with a syndicate of financial institutions, including Banc of America Securities Limited, Barclays Capital, BNP Paribas, J.P. Morgan plc and San Paolo IMI S.p.A. as mandated lead arrangers and The Royal Bank of Scotland plc as administrative agent and mandated lead arranger. Carnival Corporation may approach the lenders prior to each of October 21, 2006 and October 21, 2007 to request the extension of the Facility Agreement for up to an aggregate of two additional years. The Facility Agreement replaces the Terminated Agreement and the Carnival plc euro 600 million revolving credit facility agreement, dated March 9, 2004, and the Costa Crociere S.p.A. euro
257.5 million revolving credit agreement, dated May 3, 2001, each of which has been terminated.

         Borrowings under the Facility Agreement bear interest at an annual rate of libor (or in relation to any loan in euros, euribor) plus a margin based on the long-term credit rating of Carnival Corporation, which margin is currently 0.175%. In addition, Carnival Corporation is required to pay a commitment fee of 30% of the margin per annum, which commitment fee is currently 0.0525%, on the aggregate unused and uncancelled commitments under the Facility Agreement. An additional utilization fee of 0.05% per annum of the outstanding amounts under the Facility Agreement is payable if such outstanding amounts exceed 50% of the aggregate commitments under the Facility Agreement.

         The Facility Agreement contains representations, warranties, covenants and events of default, which are customary for a transaction of this type and includes financial covenants under which Carnival Corporation must ensure that at the end of each fiscal quarter Carnival Corporation & plc's consolidated issued capital and consolidated reserves (also known as consolidated shareholders' equity) are in excess of US$5 billion, the aggregate of all borrowed monies does not exceed 65% of consolidated capital and the ratio of EBITDA to consolidated net interest charges is not less than 3 to 1. The Facility Agreement does not contain any credit ratings-based defaults or covenants, or any covenants or representations specifically relating to a material adverse change in Carnival Corporation & plc's consolidated financial condition or results of operations. Borrowings may be used for general corporate purposes and unused credit is available to support commercial paper borrowings and a portion of the commitments, not to exceed US$700 million at any time, may be used for the issuance of bonds, letters of credit and other indemnities.

         Carnival Corporation and Carnival plc have each guaranteed the obligations of its respective subsidiaries under the Facility Agreement, and have also cross-guaranteed each other's respective obligations. The Facility Agreement will expire on October 21, 2010, unless previously extended, at which time all outstanding amounts under the Facility Agreement will be due and payable. In the event of an event of default by the borrowers, the lenders may terminate the Facility Agreement and declare any outstanding loans, accrued interest, fees and other obligations to be due and payable immediately.

         Some of the lenders under the Facility Agreement and their affiliates have various relationships with Carnival Corporation, Carnival plc and their subsidiaries involving the provision of financial services, including cash management, investment banking and trust services. In addition, Carnival Corporation and Carnival plc have entered into other loan arrangements as well as interest rate swap and foreign currency exchange derivative arrangements with certain of the lenders and their affiliates.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


CARNIVAL CORPORATION                      CARNIVAL PLC

/s/ Arnaldo Perez                         /s/ Arnaldo Perez
--------------------------------          --------------------------------
Name:  Arnaldo Perez                      Name:  Arnaldo Perez
Title: Senior Vice President and          Title: Senior Vice President and
       General Counsel                           General Counsel

Date:  October 27, 2005                   Date:  October 27, 2005